SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 14, 2005


                                SPECTRASITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


                001-31769                                56-2027322
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         (Commission File Number)        (I.R.S. Employer Identification Number)


400 Regency Forest Drive, Cary, North Carolina             27511
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    (Address of principal executive offices)             (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 14, 2005, SpectraSite, Inc. (the "Company") reported its results of operations for its fiscal quarter and year ended December 31, 2004. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial statements of businesses acquired.

              Not applicable

(b)           Pro forma financial information.

              Not applicable

(c)           Exhibits.

              EXHIBIT NO.           DESCRIPTION
              -----------           -----------

               99.1                 Press Release, dated March 14, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SPECTRASITE, INC.



Date:  March 14, 2005                       By:  /s/ Mark A. Slaven
                                                 ---------------------------
                                                 Name:  Mark A. Slaven
                                                 Title: Chief Financial Officer


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EXHIBIT INDEX
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99.1     Press Release dated March 14, 2005.